UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23700

Barings Private Equity Opportunities and Commitments Fund
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices)

Ashlee Steinnerd
300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Name and address of agent for service)

Registrant's telephone number, including area code:	(704) 805-7200

Date of fiscal year end:	3/31/2023

Date of reporting period:	3/31/2023

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

Annual Report

Barings Private Equity Opportunities and Commitments Fund

(formerly known as Barings Access Pine Point Fund)

March 31, 2023

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for Barings Private Equity Opportunities and Commitments Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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Barings Private Equity Opportunities and Commitments Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders,

Mina Nazemi
President

March 31, 2023

I am pleased to present you with the first Annual Report for the Barings Private Equity Opportunities and Commitments Fund (the “Fund”).

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad cross section of private equity assets in order to seek, over time: long-term capital appreciation; regular, current income through quarterly distributions; a diversified portfolio of private equity assets; and an investment alternative for investors seeking to allocate a portion of their long-term portfolios primarily to lower- and middle-market buyout and growth equity assets through a single investment.

From inception on January 7, 2022 through March 31, 2023, the Fund’s shares returned 20.70%, outperforming the -13.91% return of the Russell 2000® Index* (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Fund’s investment mandate is to pursue a private equity strategy of investing through co-investments (minority equity stakes in companies), secondary vehicles (purchase of existing private equity fund assets), and primary funds (blind pool investment vehicles) in what we believe are attractive opportunities focused on small to medium-sized private companies in developed markets alongside of high-quality private equity sponsors. The portfolio, as of March 31, 2023, reflects that strategy.

As of March 31, 2023, the Fund had committed $114.1 million across 22 investments alongside 19 discrete private equity sponsors, including 10 co-investments, nine secondaries, and three primary funds. Secondaries have been a higher percentage of the portfolio mix on a committed capital basis (47% of total committed capital), as more private equity sponsors have used the secondary market to retain control of seasoned portfolio assets, offer existing investors liquidity, and raise additional capital for continued growth. The Fund has sought to benefit from this development by investing with strong sponsors in high-quality companies in which the sponsor has long-term familiarity. The Fund’s portfolio has a current weighting to lower- and middle-market companies (87% of total committed capital), North American geographic domiciles (89%), and buyout (100%) structures (control investments in established, cash flow-positive businesses where leverage may be used to support acquisition prices). The headline sector mix is skewed toward information technology (38% of total committed capital) and industrials (31%), but the underlying sub-sector segmentation is highly diversified across industries such as government services, health care compliance, consumer data management, payment systems, financial services connectivity, web hosting, aerospace & defense, environmental services, HVAC services, testing, inspection & compliance services, and automotive aftermarket, among others.

While the value creation strategies for the majority of the investments in the portfolio are still in their early stages, the underlying revenue and earnings growth for this newly constructed portfolio of assets has been robust, resulting in strong performance for the Fund. Over the one-year period beginning March 31, 2022 through March 31, 2023, the Fund’s shares returned 12.07%, outperforming the -11.61% return of the Russell 2000® Index.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

Barings Private Equity Opportunities and Commitments Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Looking forward, in a market of changing dynamics with increasing inflation, rising interest rates, labor shortages, and supply chain disruptions, we believe the Fund’s portfolio is appropriately diversified and remains well positioned for continued growth, given its exposure to companies with (i) leading competitive positions in resilient, higher growth industries and end markets, (ii) high-margin, mission-critical products and services, and (iii) flexible capital structures with access to growth capital.

Over the remainder of the year, we believe the Fund has the potential for slow, but steady, value growth across the portfolio. New investor capital will be targeted toward opportunities that we expect to be additive to the current portfolio mix and long-term performance, using a list of well-defined criteria to prioritize allocations.

Sincerely,

Mina Nazemi
President
Barings Private Equity Opportunities and Commitments Fund

Barings Private Equity Opportunities and Commitments Fund – Portfolio Summary (Unaudited)

Barings Private Equity Opportunities and Commitments Fund Country Table (% of Net Assets) on 3/31/2023
United States	86.1%
United Kingdom	5.2%
Luxembourg	5.3%
Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%
Net Assets	100.0%

Barings Private Equity Opportunities and Commitments Fund Portfolio Characteristics (% of Net Assets) on 3/31/2023
Secondary Fund Investments	45.6%
Co-Investments	36.9%
Primary Fund Investments	14.1%
Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%
Net Assets	100.0%

Barings Private Equity Opportunities and Commitments Fund – Portfolio Summary (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION - CLASS 1

The graph above illustrates a representative class of the Fund’s historical performance since the Fund’s inception in comparison to its benchmark index. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 03/31/2023)
	Inception Date of Class	1 Year	Since Inception
Class 1	1/07/2022	12.07%	20.70%
Russell 2000 Index		-11.61%	-13.91%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-704-805-7200.

Investors should note that the Fund is a professionally managed closed-end fund, while the Russell 2000 Index is unmanaged, does not incur fees, expenses, or taxes, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Portfolio of Investments
March 31, 2023

Name	Initial Acquisition Date	Geographic Region	Unfunded Commitment	Cost	Fair Value
Primary Fund Investments — 14.1%
Bertram Growth Capital IV-A, LP (a) (b)	01/07/2022	North America	1,199,434	$3,834,098	4,861,023
Gryphon Partners VI-A, LP (a) (b)	01/07/2022	North America	2,887,591	4,582,374	4,748,880
OceanSound Partners Fund, LP (a) (b)	01/07/2022	North America	1,729,159	5,770,841	7,989,479

Total				$14,187,313	$17,599,382

Secondary Fund Investments — 45.6%
AE Industrial Partners Extended Value Fund, LP (a) (b) (c)	01/07/2022	North America	123,102	$1,429,362	$1,969,082
BC Partners Galileo (1) LP (a) (b) (c) (d)	01/07/2022	Europe	—	4,832,985	6,510,899
FB HA Holdings LP (a) (b) (c) (e)	01/07/2022	North America	—	5,048,158	5,346,000
Icon Partners V, LP (a) (b) (c)	01/07/2022	North America	2,543,039	7,456,954	7,900,533
JFL-NG Continuation Fund, LP (a) (b) (c)	01/07/2022	North America	2,100,317	7,899,683	14,667,916
Montagu+ SCSp (a) (b) (c) (f)	01/07/2022	Europe	1,738,402	5,206,022	6,554,655
NSH Verisma Holdco, LP (a) (b) (c)	01/07/2022	North America	585,000	5,416,834	5,335,042
Stork SPV, LP (a) (b) (c)	01/07/2022	North America	2,013,987	2,494,595	3,392,379
TSCP CV I, LP (a) (b) (c)	01/07/2022	North America	878,997	4,140,578	5,226,784

Total				$43,925,171	$56,903,290

Co-Investments — 36.9%
BSP TS, Co-Invest I LLC (a) (b) (c)	01/07/2022	North America	—	$5,065,084	$5,018,292
EPP Holdings LLC (a) (b) (c) (e)	01/07/2022	North America	—	2,605,817	5,145,515
Gallant Screening Holdco, Inc. (a) (b) (c)	01/07/2022	North America	—	4,748,017	5,622,651
GoCanvas TopCo, LLC (a) (b) (c)	01/07/2022	North America	—	1,635,500	1,750,810
HH Dayco Parent LP (a) (b) (c)	09/20/2022	North America	—	5,000,000	5,000,000
Home Services Aggregator LP (a) (b) (c)	01/07/2022	North America	1,050,000	4,219,307	6,136,687
Nefco Acquisitions, Inc. (a) (b) (c)	08/05/2022	North America	—	2,753,296	2,913,107
OceanSound Partners Co-Invest II, LP (a) (b) (c)	01/07/2022	North America	—	4,097,670	5,225,118
OEP VIII Project Laser Co. Investment Partners, LP (a) (b) (c)	03/17/2023	North America	—	2,543,705	2,543,705
TSS Co- Invest Holdings LP (a) (b)	09/09/2022	North America	—	5,000,000	6,758,677

Total				$37,668,396	$46,114,562

TOTAL LONG-TERM INVESTMENTS				$95,780,880	$120,617,234

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Cost	Value
SHORT-TERM INVESTMENTS — 4.7%

Commercial Paper — 4.7%
Alimentation Couche-Tard, Inc.
5.478% 4/27/23 (g)	$1,000,000	$996,114	$995,997
Bayer Corp.
6.218% 9/19/23 (g)	2,000,000	1,943,475	1,943,966
Nutrien Ltd.
5.879% 4/21/23 (g)	1,500,000	1,495,192	1,495,406
Suncor Energy, Inc., TD Securities (USA) LLC,
5.812% 6/27/23 (g)	1,500,000	1,479,519	1,479,779

TOTAL SHORT-TERM INVESTMENTS		$5,914,300	$5,915,148

TOTAL INVESTMENTS — 101.3%		$101,695,180	$126,532,382

Other Assets/(Liabilities) — (1.3)%			(1,601,248)

NET ASSETS — 100.0%			$124,931,134

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Fair value estimated by management using significant unobservable inputs.
(b)	Restricted security.
(c)	Non-income producing security.
(d)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €4,200,000 and €0, respectively. Amounts converted to U.S. dollar.
(e)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Portfolio of Investments” section for more information on this entity).
(f)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €6,190,795 and €1,602,952, respectively. Amounts converted to U.S. dollar.
(g)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $5,915,148 or 4.73% of net assets.

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities March 31, 2023

Assets:
Investments, at fair value (a)	$120,617,234
Short-term investments, at fair value (b)	5,915,148
Total investments, at fair value	126,532,382
Cash	21,070,770
Total assets	147,603,152
Liabilities:
Payables for:
Prepaid subscriptions	20,878,489
Administration fee	150,000
Investment advisory fees	382,803
Deferred tax expense	736,058
Accrued expense and other liabilities	524,668
Total liabilities	22,672,018
Net assets	$124,931,134
Net assets consist of:
Paid-in capital	$103,407,582
Accumulated earnings (loss)	21,523,552
Net assets	$124,931,134

(a)	Cost of investments:	$95,780,880
(b)	Cost of short-term investments:	$5,914,300

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Assets and Liabilities March 31, 2023

Class 1 shares:
Net assets	$124,931,134
Shares outstanding (a)	10,350,808
Net asset value, and redemption price per share	$12.07

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the Year Ended March 31, 2023

Investment income:
Dividends	$29,488
Interest	477,843
Total investment income	507,331
Expenses:
Investment advisory fees	1,470,102
Legal fees	623,862
Audit and tax fees	157,384
Trustees’ fees	142,970
Administration fees	126,986
Shareholder reporting fees	80,363
Transfer agent fees	48,817
Custody fees	2,808
Proxy fees	477
Net expenses:	2,653,769
Net investment income (loss)	(2,146,438)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	114
Foreign currency transactions	119
Net realized gain (loss)	233
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	16,317,529
Deferred tax	(736,058)
Net change in unrealized appreciation/(depreciation)	15,581,471
Net realized gain (loss) and change in unrealized appreciation/(depreciation)	15,581,704
Net increase (decrease) in net assets resulting from operations	$13,435,266

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2023	Period Ended March 31, 2022 (a)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,146,438)	$(431,387)
Net realized gain	233	—
Net change in unrealized appreciation/(depreciation)	15,581,471	8,519,673
Net increase in net assets resulting from operations	13,435,266	8,088,286
Net fund share transactions:
Class 1	—	103,307,582
Increase in net assets from fund share transactions	—	103,307,582
Total increase in net assets	13,435,266	111,395,868
Net assets
Beginning of year	111,495,868	100,000
End of year	$124,931,134	$111,495,868

(a)	Fund commenced operations on January 7, 2022

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Cash Flows For the Year Ended March 31, 2023

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$13,435,266
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(22,649,222)
Net proceeds from investments	311,067
Net change in unrealized (appreciation) depreciation on investments	(16,317,529)
Net realized (gain) loss on investments	(114)
(Purchase) Sale of short-term investments, net	22,251,818
Accretion on short-term investments	(477,843)
(Increase) Decrease in receivable for investment advisory fees	66,726
(Increase) Decrease in other receivables	45,487
Increase (Decrease) in payable for administration fees	126,986
Increase (Decrease) in payable for Investment advisory fees	109,358
Increase (Decrease) in payable for accrued expenses and other liabilities	267,472
Increase (Decrease) in payable for deferred tax expense	736,058
Net cash used in operating activities	(2,094,470)

Cash flows from financing activities:
Prepaid subscriptions received	20,878,489
Net cash provided by financing activities	20,878,489

Net increase (decrease) in cash	18,784,019
Cash at beginning of year	2,286,751
Cash at end of year	$21,070,770

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Class 1
3/31/23	$10.77	$(0.21)	$1.51	$1.30	$12.07	12.07%	124,931	2.32%	2.32%	(1.87%)
3/31/22[i]	10.00	(0.05)	0.82	0.77	10.77	7.72%[b]	111,496	2.86%[a]	2.54%[a]	(2.02%)[a]

	Year ended March 31, 2023	Period ended March 31, 2022[i]
Portfolio turnover rate	0%	0%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	Fund commenced operations on January 7, 2022.

The accompanying notes are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

1. Organization:

Barings Private Equity Opportunities and Commitments Fund (formerly known as Barings Access Pine Point Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Certificate of Trust dated May 24, 2021, as amended and restated December 16, 2022, as it may be further amended from time to time. The Fund intends to qualify as a regulated investment company (a “RIC”). The Fund commenced operations on January 7, 2022.

The Fund currently offers 4 classes of shares, Class 1 shares, Class 2 shares, Class 3 shares, and Class 4 shares, on a continuous basis at the net asset value (“NAV”) per share. The minimum initial investment in the Fund is $1,000,000 for Class 1 shares, $25,000 for Class 2 shares, $25,000 for Class 3 shares and $25,000 for Class 4 shares. Investors purchasing Class 2 shares, Class 3 shares and Class 4 shares may be charged a sales load of up to 1.50%, 3.50% or 5.50%, respectively, of the investment amount. Under a Distribution and Services Plan, the Fund may charge a distribution and service (12b-1) fee up to a rate of 0.75% of the NAV as of the end of each month of the Fund attributable to Class 3 shares and Class 4 shares, respectively. The Fund will also charge a shareholder servicing fee up to a rate of 0.25% on an annualized basis of the NAV as of the end of each month of the Fund attributable to Class 2 shares. Massachusetts Mutual Life Insurance Company (“MassMutual”) owns 100% of the outstanding Class 1 shares. There are currently no outstanding Class 2, Class 3 or Class 4 shares.

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest primarily and/or make capital commitments in private equity investments (“Private Equity Investments”), including primary and secondary private equity funds (“Portfolio Funds”) and co-investments, directly or indirectly in private portfolio companies (“Co-Investments”); investments intended to provide an investment return while offering better liquidity than Private Equity Investments; and cash, cash equivalents and other short-term investments. Capital not invested in private equity may be invested in short-term debt securities, public equities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term debt securities or money market funds to meet operational and liquidity needs or for temporary defensive purposes.

Basis of Consolidation – On January 7, 2022, MassMutual performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. MMPEF and MMPEF Subsidiary will hold all of the Fund’s Portfolio Funds and Co-Investments, while short-term investments are held directly by the Fund. As of March 31, 2023, MMPEF and MMPEF Subsidiary hold investments in the amount of $110,125,719 and $10,491,515, respectively.

Fund Changes – Effective September 27, 2022, the investment adviser and administrator for the Fund changed from MML Investment Advisers, LLC (“MML Advisers”) to Barings, LLC (“Barings”). Barings International Investment Limited (“BIIL”), which previously served as investment sub-subadviser became the Fund’s investment subadviser, and MML Distributors LLC ceased to serve as the Fund’s principal underwriter. Also effective September 27, 2022, the Fund changed its name from “MassMutual AccessSM Pine Point Fund” to “Barings Access Pine Point Fund”. Effective December 16, 2022, the Fund further changed its name from “Barings Access Pine Point Fund” to “Barings Private Equity Opportunities and Commitments Fund”. Also effective December 16, 2022, the Fund registered Class 4 shares, a new class of shares of the Fund.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Consolidated Financial Statements (Continued)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Valuation Policies:

Valuations are formally established on a monthly basis and typically reflect the most recent available quarterly valuation provided by the private equity sponsor, adjusted for capital flows and significant subsequent events, such as an announced sale; market dislocations, like a pandemic or military conflict.

The NAV of the Fund’s shares is determined as of the close of business on the last business day of each month, as of the date of any distribution, and at such other times as Barings, as the Fund’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Fund’s investments, subject to the general oversight of the Board. The determination of fair value by Barings is performed by an internal valuation committee that is separated from the investment process.

The fair value of Private Equity Investments held by the Fund is based on estimated valuations reported by general partners or managers of the Portfolio Funds, or sponsors of the Co-Investments, in which the Fund invests on a quarterly basis. In the case of new investments, transaction cost is typically regarded as the best estimate of fair value.

The NAV is calculated using the most recently available information for a Private Equity Investment. In instances where the most recently available information is as of a date that is earlier than the date the Fund is calculating its NAV, adjustments are made to consider capital flow activity and significant events in the intervening period. This may result in a difference between the reported fair value of the investment and the proceeds the Fund could receive upon the sale of the investment.

For investments in commercial paper, Barings will use an observable market price or accreted cost as the best estimate in determining fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to classify assets based on the use of observable versus unobservable market data inputs of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs may include the adviser’s own assumptions in determining the fair value of investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary by security and is affected by a variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Consolidated Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of March 31, 2023 for the Fund’s investments:

Investment Type	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Equity Investments
Primary Fund Investments	$—	$—	$—	$17,599,382	$17,599,382
Secondary Fund Investments	—	—	5,346,000	51,557,290	56,903,290
Co-Investments	—	—	23,489,824	22,624,738	46,114,562
Short-Term Investments
Commercial Paper	—	5,915,148	—	—	5,915,148
Total Investments	$—	$5,915,148	$28,835,824	$91,781,410	$126,532,382

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Secondary Fund Investments	Co-Investments	Total
Balance as of April 1, 2022	$—	$—	$—
Purchases	35,658	11,518,125	11,553,783
Sales	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	294,477	4,288,964	4,583,441
Transfer in	5,015,865	7,682,735	12,698,600
Transfer out	—	—	—
Balance as of March 31, 2023	$5,346,000	$23,489,824	$28,835,824
Net change in Unrealized Appreciation/(Depreciation) attributable to Level 3 Investments held at March 31, 2023	$294,477	$4,288,964	$4,583,441

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2023. The table below is not intended to be all inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Investment Type	Value at 3/31/2023	Valuation Technique	Unobservable Input(s)	Range	Weighted Average
Private Equity Investments
Co-Investments - Acquisition Cost	$7,543,705	Recent Transaction	Acquisition Cost(a)	$2,543,705 - $5,000,000	$4,171,748

Notes to Consolidated Financial Statements (Continued)

Investment Type	Value at 3/31/2023	Valuation Technique	Unobservable Input(s)	Range	Weighted Average
Co-Investments - Market Multiples	$15,946,119	Transaction Comparables	Enterprise value to EBITDA Multiple(a)	4.1x - 39.8x	14.7x
		Public Company Comparables	Enterprise value to EBITDA Multiple(a)	1.8x - 17.0x	9.7x
		Discount to Comps for Scale	Discount Rate(b)	22.0%	22.0%

Secondary Fund Investments - Recent Transaction	5,346,000	Recent Transaction	Follow-on Funding Mutiple on Invested Capital (a)	1.06x	1.06x
Total:	$28,835,824

(a) An increase of the input would indicate an increase in fair value.

(b) An increase of the input would indicate a decrease in fair value.

The Fund does not have the right to redeem Private Equity Investments and therefore, they are considered illiquid.

Unfunded Commitments:

As of March 31, 2023, the Fund had total unfunded commitments of $16,849,028 which consist of $5,816,184 for primary private equity funds, $9,982,844 for secondary private equity funds and $1,050,000 for co-investments.

Accounting for Investment Transactions:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are computed by the specific identification cost method. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain, respectively.

Dividends and Distributions to Shareholders:

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the date of the report. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Notes to Consolidated Financial Statements (Continued)

Indemnifications:

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders shall not be subject to any personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

3. General Risks

General Risks. An investment in the Fund involves a considerable amount of risk. An investor may lose money. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their shares of the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. Although the Fund intends to offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your shares when or in the amount that you desire or that the Fund will repurchase shares quarterly. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through quarterly repurchase offers made by the Fund. The Fund expects any quarterly repurchase offer to apply to no more than 5% of the net assets of the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. The Fund currently intends, under normal market conditions, to provide payment with respect to 95% of the tender offer proceeds within 65 days of the expiration of the tender offer, and may hold back 5% of the tender offer proceeds until after the Fund’s year-end audit. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their shares without the benefit of having current information regarding the value of shares on a date proximate to the date on which shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and the underlying investments of the Fund. Also, because shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless required under the provisions of the 1940 Act.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Fund would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. The Fund’s current Private Equity Investments do not have provisions which permit the Fund to redeem its investment.

Notes to Consolidated Financial Statements (Continued)

To the extent that the Fund seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Funds’ judgment may play a greater role in the valuation process.

Valuations of Private Equity Investments; Valuations Subject to Adjustment. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be carried at an estimated fair value.

Barings has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Barings, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Fund for which there are no readily available market quotations in accordance with the Fund Valuation Procedures. The determination of fair value is performed by an internal valuation committee that is separated from the investment process.

The valuation methodology set forth in the Fund Valuation Procedures incorporates general private equity valuation principles. Based on the methodology, Barings may adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, or a Co-Investment’s valuation, as appropriate.

While the Fund’s Valuation Procedures are designed to estimate the fair market value of investments as of any measurement date, there is uncertainty in some of the inputs used. For example, valuations are based upon data reported by the Portfolio Funds and Co-investments which may be subject to subsequent revisions. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, Co-Investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding shares may be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

4. Advisory Fee and Other Transactions:

Investment Adviser and Investment Subadviser:

Barings, an indirect wholly-owned subsidiary of MassMutual, serves as investment adviser to the Fund. Under an investment advisory agreement between Barings and the Fund, Barings is responsible for providing investment management services for the Fund. In return for these services, Barings receives an advisory fee at an annual rate of 1.25% of the net assets of the Fund as of the end of each quarter. Prior to September 27, 2022, MML Advisers served as investment adviser to the Fund. Under the prior investment advisory agreement between MML Advisers and the Fund, MML Advisers received an advisory fee at an annual rate

Notes to Consolidated Financial Statements (Continued)

of 1.30% of the net assets of the Fund as of the end of each month. Pursuant to the agreements, the Fund incurred $1,470,102 ($608,760 for MML Advisors and $861,342 for Barings) in Investment Advisory Fees for the year ended March 31, 2023, which is included in the Consolidated Statement of Operations. As of March 31, 2023 the payable due to Barings was $382,803.

Barings has entered into an investment subadvisory agreement with BIIL on behalf of the Fund. This agreement provides that BIIL help manage the investment and reinvestment of assets of the Fund. As compensation under the subadvisory agreement, Barings pays BIIL a quarterly Subadvisory Fee equal to 10% of the advisory fee received by Barings.

Barings has also entered into an administrative and shareholding services agreement to provide the Fund certain administration, accounting, and compliance services. The Fund does not incur charges associated with these services.

Expense Caps and Waivers:

Barings has agreed to cap the fees and expenses of the Fund (including organizational and offering expenses, but excluding extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as shareholder meeting expenses, as applicable) through January 7, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed the applicable class of shares of the Fund, as follows:

Class 1	Class 2	Class 3	Class 4
2.50%	2.75%	3.25%	3.25%

Prior to September 27, 2022, the former investment adviser, MML Advisers, agreed to cap fees and expenses for Class 1 shares, Class 2 shares and Class 3 shares of the Fund at 2.55%, 2.80% and 3.30%, respectively.

Barings is entitled to recoup in later periods expenses that Barings has paid or otherwise borne (whether through reduction of its advisory fee or otherwise) to the extent that the expenses for the Fund (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/ recoupment and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that Barings shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

Officers and Trustees:

Certain officers and/or trustees of the Fund are officers and/or trustees of Barings or its affiliates. The compensation of a trustee who is not an employee of Barings is borne by the Fund.

5. Federal Income Tax Information:

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a RIC. Under such provisions, the Fund would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Fund has not made any provision for federal income tax other than a deferred tax related to MMPEF Subsidiary.

The Fund and its subsidiaries have adopted a tax year end of September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2023, the Fund has not filed any tax returns but is subject to examination by the major tax jurisdictions under the statute of limitations.

Notes to Consolidated Financial Statements (Continued)

The Fund is taxed as a RIC and is therefore limited as to the amount of non-qualified income that it may receive as a result of operating a trade or business, e.g. the Fund’s pro rata share of income allocable to the Fund by a partnership operating company. The Fund’s violation of this limitation could result in the loss of its status as a RIC, thereby subjecting all its net income and capital gains to corporate taxes prior to distribution to shareholders. The Fund, from time-to time, identifies investment opportunities that could cause such trade or business income to be allocated to the Fund. MMPEF Subsidiary was formed to hold all investments in such securities without adversely affecting the Fund’s status as a RIC.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss. At September 30, 2022, the Fund had short-term capital loss carryforward of $7.

At September 30, 2022, the Fund elected to defer to the fiscal year beginning October 1, 2022, late year ordinary losses in the amount of $1,333,047.

The tax basis components of distributable earnings at September 30, 2022 were as follows:

Capital loss carryforward	:	$(7)
Other temporary differences	:	(1,333,047)
Unrealized appreciation	:	12,631,279
Deferred tax liability	:	(240,402)
Total	:	$11,057,823

MMPEF Subsidiary is not taxed as a RIC. Accordingly, prior to the Fund receiving any distributions from MMPEF Subsidiary, all MMPEF Subsidiary’s taxable income and realized gains is subject to taxation at prevailing corporate tax rates. As of March 31, 2023, MMPEF Subsidiary has incurred income tax expense of $0.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing MMPEF Subsidiary assets and liabilities and their respective tax basis. As of March 31, 2023, MMPEF Subsidiary had $736,058 of deferred tax liability.

At March 31, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$101,695,180	$24,965,903	$(128,701)	$24,837,202

6. Capital Share Transactions:

The Fund will engage in a continuous offering of shares. Shareholders do not have the right to require the Fund to redeem their shares. To provide a limited degree of liquidity to shareholders, the Fund may, from time to time, offer to repurchase shares pursuant to written tenders by shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any repurchase offer, shareholders tendering shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders.

Notes to Consolidated Financial Statements (Continued)

During the reporting period, the Board authorized the Fund to offer to repurchase Class 1 shares from shareholders on three occasions, June 22, 2022, November 10, 2022 and February 14, 2023. On June 22, 2022, the Fund offered to repurchase up to 517,540 Class 1 shares (approximately 5% of outstanding Class 1 shares of the Fund as of April 30, 2022) from shareholders, with a September 30, 2022 valuation date. There were no tender requests received for the Class 1 shares in connection with such offer. On November 10, 2022, the Fund offered to repurchase up to 517,540 Class 1 shares (approximately 5% of outstanding Class 1 shares of the Fund as of December 27, 2022) from shareholders, with a December 31, 2022 valuation date. There were no tender requests received for Class 1 shares in connection with such offer. On February 14, 2023, the Fund offered to repurchase up to 517,540 Class 1 shares (approximately 5% of outstanding Class 1 shares of the Fund as of December 31, 2022) from shareholders, with a March 31, 2023 valuation date. There were no tender requests received for Class 1 shares in connection with such offer.

On March 29, 2023, the Fund received a subscription of $20,878,489 which was received in advance of an April 1, 2023 subscription date. This has been disclosed under Prepaid subscriptions on the Consolidated Statement of Assets and Liabilities.

Changes in shares outstanding for the Fund were as follow:

	Year Ended March 31, 2023		Period Ended March 31, 2022(a) (b)
	Shares	Amount	Shares	Amount
Class 1
Sold	—	$—	10,340,808	$103,307,582
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	—	$—	10,340,808	$103,307,582

(a)	Fund commenced operations on January 7, 2022.
(b)	7,428,948 shares and $74,289,476 were part of the in-kind transfer described in Note 1.

7. Purchase and Sales of Investments:

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended March 31, 2023, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$—	$22,649,222	$—	$42,000

8. Subsequent Events

The Fund has evaluated the possibility of subsequent events after the balance sheet date of March 31, 2023, through the date that the financial statements are issued. The Fund has determined that there are no material events that would require recognition or disclosure in this report through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Barings Private Equity Opportunities and Commitments Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Barings Private Equity Opportunities and Commitments Fund and subsidiary (the “Fund”), formerly known as Barings Access Pine Point Fund and MassMutual Access Pine Point Fund, as of March 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from January 7, 2022 (commencement of operations) through March 31, 2022, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 7, 2022 (commencement of operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and investment managers. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 26, 2023

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Trustees and Principal Officers (Unaudited)

The following table lists the Fund’s Trustees and Principal Officers; their address and year of birth; their position with the Fund; the length of time holding that position with the Fund; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, free of charge on the Fund’s EDGAR page at www.sec.gov.

Independent Trustees

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee
Mark F. Mulhern (63) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2022	Executive Vice President and Chief Financial Officer (2014-2021), Highwood Properties, Inc.	5

Director (since 2016 (Triangle Capital)), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Trustee (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2020), Intercontinental Exchange (NYSE: ICE); Director (since 2020), ICE Mortgage Technology; Director (since 2015), McKim and Creed (engineering service firm); Director and Audit Committee member (2012-2014), Highwood Properties (real estate investment trust); and Director (2015-2017), Azure MLP (midstream oil and gas).

Thomas W. Okel (60) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chairperson and Trustee	Trustee since 2022	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	5

Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex); and Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings).

Jill Olmstead (59) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2022	Chief Human Resources Officer, (since 2018), LendingTree, Inc.; and Founding Partner (2010-2018), Spivey & Olmstead, LLC (talent and leadership consulting firm).	5

Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); and Trustee (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustee

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex^	Other Directorships Held by Director
Jill Dinerman (46)^^ 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2022	Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings.	1

Chief Legal Officer (2022-February 2023), of the Fund; Chief Legal Officer (2020-February 2023), Assistant Secretary (2019-2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (2020-February 2023), Vice President (2020-2022), Secretary (2020-2021), Assistant Secretary (2019-2020), of Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Legal Officer (2020-February 2023), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (2020-February 2023), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (2021-February 2023), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2019), Barings Securities LLC (registered broker-dealer); Non-Executive Director (since 2019), Baring International Investments Limited (registered investment adviser); Non-Executive Director (since 2021), Baring Asset Management Limited (registered investment adviser); Non-Executive Director (since 2021), Baring Investment Services Limited (financial service firm); Non-Executive Director (since 2021), Barings (U.K.) Limited (financial service firm); Non-Executive Director (since 2021), Barings Europe Limited (financial service term); and Vice President, Secretary and Chief Legal Officer (2020-2021), Assistant Secretary (2019-2020), Barings Funds Trust (open-end Investment company advised by Barings).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name (Age), Address	Position(s) With the Fund	Office Term# and Length of Time Served	Principal Occupations(s) During Past 5 Years
Mina Pacheco-Nazemi (47) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2022	Head of Diversified Alternative Equity (since 2022) and Managing Director (since 2017), Barings.
James Cochrane (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2022	Director (since 2017), Barings.
Robert Spengler (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since February 2023

Senior Principal Consultant (since 2020), Foreside Fund Officer Services, LLC; Vice President (2018-2020), Duff & Phelps; Compliance Manager (2014-2018), Cipperman Compliance Services, LLC; and Chief Compliance Officer (since February 2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings).

Elizabeth Murray (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2022

Managing Director (since 2020), Director (2018-2020), Barings; Chief Operating Officer (since 2022), Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Chief Financial Officer (2021-January 2023), Treasurer (2020-2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Principal Accounting Officer (2020-January 2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Treasurer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Vice President of Financial Reporting (2012-2018), Barings BDC, Inc. (f/k/a Triangle Capital Corporation).

Ashlee Steinnerd (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since February 2023

Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Secretary (September 2022-February 2023), of the Fund; Chief Legal Officer (since February 2023), Secretary (2020-February 2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (since February 2023), Secretary (2020-February 2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since February 2023), Secretary (2020-February 2023), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2020-February 2023), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2021-February 2023), Barings Private Credit Corporation (business development company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2021-February 2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Senior Counsel (2011-2019), Securities and Exchange Commission.

Trustees and Principal Officers (Unaudited) (Continued)

Name (Age), Address	Position(s) With the Fund	Office Term# and Length of Time Served	Principal Occupations(s) During Past 5 Years
Alexandra Pacini (30) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since February 2023

Associate Director (since 2021), Analyst (2017-2021), Barings; Assistant Secretary (September 2022-February 2023), of the Fund; Secretary (since February 2023), Assistant Secretary (2020-February 2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Secretary (since February 2023), Assistant Secretary (2020-February 2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since February 2023), Assistant Secretary (2020-February 2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Secretary (since February 2023), Assistant Secretary (2020-February 2023), Barings BDC, Inc. (business development company advised by Barings); Secretary (since February 2023), Assistant Secretary (2021-February 2023), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since February 2023), Assistant Secretary (2021-February 2023), Barings Private Credit Corporation (business development company advised by Barings); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).

Matthew Curtis (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022

Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since November 2022), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Tax Officer (since November 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since August 2022), Barings BDC, Inc. (business development company advised by Barings); Tax Officer (since August 2022), Barings Capital Investment Corporation (business development company advised by Barings); and Tax Officer (since August 2022), Barings Private Credit Corporation (business development company advised by Barings).

*

Each Trustee of the Fund serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Fund that an exception to the retirement policy of the Fund be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Fund shall no longer serve as a Trustee if or when they are no longer an employee of Barings or an affiliate.

The Chairperson is elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^

For purposes of the Trustee and Officer tables, the term “Fund Complex” includes the Company, Barings Corporate Investors, Barings Participation Investors, Barings Global Short Duration High Yield Fund, Barings BDC, Inc., Barings Capital Investment Corporation, and Barings Private Credit Corporation.

^^	Ms. Dinerman is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of Barings.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect shall hold such office until their respective successors shall have been chosen and qualified. Each officer shall hold office at the pleasure of the Trustees.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-704-805-7200, and on the SEC’s EDGAR database on its website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, on the SEC’s EDGAR database on its website at http://www.sec.gov or by calling 1-704-805-7200.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

(b) Not applicable.

Item 2. Code of Ethics.

As of March 31, 2023, the Registrant has adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, and persons performing similar functions. During the period covered by the Report, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Mark F. Mulhern qualifies as an audit committee financial expert. Mr. Mulhern is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2022 and March 31, 2023 for professional services rendered by the Registrant’s principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $85,000 and $76,125, respectively.

(b) Audit-Related Fees

There were no fees billed by Deloitte & Touche LLP (“Deloitte”) to the Registrant in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of any Fund Service Provider. A “Fund Service Provider” is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a). Effective September 27, 2022, the investment adviser and administrator for the Fund changed from MML Investment Advisers, LLC to Barings LLC.

(c) Tax Fees

The aggregate fees billed by Deloitte to the Registrant for the fiscal years ended March 31, 2022 and March 31, 2023 for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $0 and $0, respectively.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2022 and $0 for fiscal 2023.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal year. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Registrant’s independent registered public accounting firm to the Registrant must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Registrant’s independent registered public accounting firm may perform for the Registrant without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Registrant’s independent registered public accounting firm to any Registrant Service Provider for any engagement that relates directly to the operations and financial reporting of the Registrant. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairperson of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended March 31, 2022 and March 31, 2023 for non-audit services rendered to the Registrant and Fund Service Providers were $0 and $0, respectively. For the fiscal year ended March 31, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $218,240 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2022, this amount reflects the amounts disclosed above in Item 4(b), (c), (d), plus $377,332 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services by Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BARINGS LLC

GLOBAL PROXY VOTING POLICY

Key Points

☐	Barings LLC (“Barings”) has established a Proxy Voting Policy to establish the manner in which Barings fulfills its proxy voting responsibilities and complies with applicable regulations.

☐	Any proxies received by Barings should be forwarded as soon as possible to the Proxy Voting Team for timely processing and voting.

☐	Barings has a responsibility to oversee any service providers it may engage to facilitate proxy voting on behalf of its clients.

Introduction/Policy Statement

As an investment adviser or manager, Barings has a fiduciary duty to vote proxies on behalf of its clients (“Clients”). Regulations that apply to Barings, including Rule 206(4)-6 of the Investment Advisers Act of 1940 applicable to US regulated investment advisers, requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:

☐	Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

☐	Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

☐	Describe to Clients Barings’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

The purpose of this Global Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory and management responsibilities and believes that as a general principle, proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).

No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Governance and Conflicts Committee (“GCC”) and has disclosed any known Material Conflict, as discussed in the Procedures section below.

It should be noted that exercising rights related to preferred and private equity, equity related to distressed issuers or where Barings is involved in restructuring or refinancing efforts with an issuer are not covered by this Policy. Exercising rights for these types of securities and in these situations is handled by the relevant investment team, as it is Barings belief that they are in the best position to exercise these rights given their access to confidential or material non-public information. Such rights may also be subject to certain contractual or legal obligations that apply to Barings and its Clients

Requirements

Standard Proxy Procedures

Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (“Research Provider”). Barings' policy is to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies: (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Review of Service Provider/Research Provider

In determining whether to retain, or continue the retention of, the Service Provider and/or Research Provider Barings should consider, among other things:

(i)	if the Service Provider and/or Research Provider have the capacity and competency to adequately analyze the matters for which Barings is responsible for voting by, for example, reviewing the adequacy and quality of the Service Provider’s and/or Research Provider’s staffing, personnel, and/or technology;

(ii)	if the Research Provider has an effective process for seeking timely input from issuers and Research Provider clients with respect to such matters as its proxy voting policies, methodologies, and if applicable, its peer group constructions. If peer group comparisons are a component of the Research Provider’s substantive evaluation, Barings should consider how the Research Provider incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, and how, in constructing peer groups, the Research Provider takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; and its history;

(iii)	whether the Research Provider has adequately disclosed to Barings its methodologies in formulating voting recommendations, such that Barings can understand the factors underlying the Research Provider’s voting recommendations. In addition, Barings should consider the nature of any third-party information sources that the Research Provider uses as a basis for its voting recommendations;

(iv)	whether the Research Provider has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest, including (1) conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, (2) conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and (3) conflicts presented by certain affiliations;

(v)	the effectiveness of the Research Provider’s firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. In assessing such matters, Barings should consider: the Research Provider’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner; and

(vi)	Barings should consider requiring the Research Provider to update Barings regarding business changes Barings considers relevant (i.e., with respect to the Research Provider’s capacity and competency to provide independent proxy voting advice or carry out voting instructions), and should consider whether the Research Provider appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

Other Considerations

There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:

☐	The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

☐	Barings is not given enough time to process the vote (i.e. receives a meeting notice and proxy from the issuer too late to permit voting);

☐	Barings may hold shares on a company's record date, but sells them prior to the company's meeting date;

☐	Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale;

☐	The underlying securities have been lent out pursuant to a security lending program; or

☐	The company has participated in share blocking, which would prohibit Barings ability to trade or loan shares for a period of time.

Administration of Proxy Voting

Barings has designated the Proxy Voting Team to ensure the responsibilities set forth in this Policy are satisfied.

Handling of Proxies

Proxy statements and ballots are typically routed directly to Barings' proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward the statement or ballot to the Proxy Voting Team who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.

Voting of Proxies

Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless: (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In the event a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, the Proxy Voting Team will vote the proxy in accordance with the Proxy Analyst's recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Voting Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Voting Team, the proxy will be submitted to the GCC to determine how the proxy is to be voted in order to achieve the Clients' best interests.

Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the GCC, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.

Oversight

Compliance will review the Policy at least annually and recommend any necessary changes to Barings' GCC. Compliance or the GCC will be responsible for (ii) approving proxy voting forms as needed; and (iii) reviewing and approving any proposed changes to disclosures. In addition to the above, the Proxy Voting Team will provide materials to the relevant Barings’ governance committees or Compliance on the following matters:

(i)	The extent to which potential credible factual errors, potential incompleteness, or potential methodological weaknesses in the Service Provider and or Research Provider (that Barings becomes aware of and deems relevant) are materially affecting the research or recommendations that Barings used or is using in voting;

(ii)	Confirm to Compliance that it believes that Barings is casting votes on behalf of its clients consistently with the Policy. This confirmation will be based on the Proxy Voting Team, at least annually, sampling the proxy votes cast on behalf of its clients. The review will consist of sampling of proxy votes that relate to proposals that may require more issuer-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations) and providing the results of this testing to Compliance. Any identified issues will be escalated as necessary to the relevant governance committee;

(iii)	Periodically reviewing the Service Provider’s guidelines used in the voting of proxies and notify the GCC of any material changes;

(iv)	Confirm that Barings is casting votes when a conflict of interest exists in compliance with the Policy;

(v)	Escalating any issues relating to proxy voting identified during internal or external audits or assessments or reviews to Compliance and or the relevant governance committee; and

(vi)	In circumstances where either the Proxy Voting Team has not provided a recommendation or has not contemplated an issue within its Guidelines and the proxy is analyzed on a case-by-case basis, or the matter subject to the proxy was contested or highly controversial, considering whether a higher degree of analysis was necessary to assess whether any votes cast on behalf of Barings’ clients were cast in the clients’ best interest will be presented to the GCC.

New Account Procedures

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.

Required Disclosures and Client Request for Information

Barings will include a summary of this Policy in the Form ADV Part 2A for its US registered investment advisers, as well provide instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies. Requests will be directed to the Proxy Voting Team, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.

Conflict Resolution and Escalation Process

their relevant business unit management and to the relevant Chief Compliance Officer (or relevant designee). The relevant Chief Compliance Officer (or relevant designee) will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the relevant Chief Compliance Officer (or relevant designee) may, as part of his/her review, discuss the matter with relevant business unit management, members of the Senior Leadership Team, governance committees or other parties (i.e. legal counsel, auditor, etc.).

The relevant Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the appropriate Compliance Department or the relevant Chief Compliance Officer (or relevant designee).

Books and Records Retained

The table below identifies each Record that is required to be retained as it relates to this Policy unless a different retention period is required by local regulations in the relevant jurisdiction. Records may be unique to the relevant jurisdiction or combined with records maintained by Barings.

Description/Requirement	Barings Record	Creator	Owner	Retention Period	Source
The Trading Practices Committee review of Policy, proxy activity, and approval of Proxy Voting Forms	Trading Practices Committee meeting materials	Proxy Voting Team	Trading Practices Committee Chairperson	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy statements, research, recommendations, and records of votes cast	Proxy Records	Service Provider or Proxy Voting Team	Service Provider or Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy Voting Forms (including supporting documentation used in deciding how to vote)	Proxy Voting Forms	Proxy Voting team and/or Proxy Analyst	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Client written requests for proxy voting information and responses thereto	Client Proxy Requests	Proxy Voting Team	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Form N-PX, for proxies voted on behalf of an investment company for which Barings serves as investment adviser and is responsible for making such filing on behalf of its Clients	Form N-PX	Proxy Voting Team	Proxy Voting Team	7 Years	Barings Policy requirement and Investment Advisers Act of 1940, Rule 206(4)-6 for Barings US regulated Advisers - Rule 30b1-4
The Proxy Voting Policy, associated procedures and any amendments thereto	Proxy Voting Policy	Compliance Department	Compliance Department	7 Years	Barings Policy requirement
A copy of the Research Provider’s proxy voting guidelines	Research Provider’s Proxy Voting Guidelines	Research Provider	Proxy Voting Team	7 Years	Barings Policy requirement

Original Date of Policy:
October 2004 (Barings)

Last Revision Date:
April 2023

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the Registrant, as of March 31, 2023, is set forth below. The portfolio managers of the Fund are:

Mina Pacheco Nazemi

Mina Pacheco Nazemi is the Head of the Barings Diversified Alternative Equity team and serves on both the Barings investment committee and the Barings valuation committee. She is also responsible for originating, underwriting and monitoring primary fund, direct/co-investments, and secondary fund opportunities for private equity and real assets. Mina has worked in the industry since 1998 with experience as a general partner and limited partner in private markets and focused on underwriting direct/co-investment opportunities. Prior to joining Barings in 2017, Mina held several leadership and investment positions including co-founder and partner at Aldea Capital Partners and partner and investment committee member at GCM Grosvenor Customized Fund Investment Group (formerly Credit Suisse CFIG).

Antonio Cruz

Antonio Cruz is part of the Barings Diversified Alternative Equity team and is responsible for portfolio management. Antonio has worked in the industry since 2008 and has experience investing in and managing private equity assets as a direct investor and as a limited partner. Prior to joining Barings in 2021, Antonio was a senior associate and founding member at Diverse Communities Impact Fund (DCIF), where he focused on underwriting impact investments and monitoring back office functions. Prior to DCIF, he was an associate at Energy Power Partners (EPP), executing direct private equity investments and acting as controller for several portfolio companies within the fund. Prior to EPP, Antonio was an investment analyst at the Credit Suisse Customized Fund Investment Group.

J.R. Keeve

J.R. Keeve is a member of the Barings Diversified Alternative Equity team and is responsible for the underwriting and monitoring of private equity funds and co-investments in North America. J.R. has worked in the industry since 2011. Prior to joining Barings in 2016, he was with Fidus Capital, where he focused on the analysis, structuring and documentation of direct mezzanine and private equity co-investments. Prior to Fidus, he worked in a mergers and acquisitions advisory role at Edgeview Partners (now Piper Sandler).

The following tables lists the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and assets under management in those accounts, as of March 31, 2023 ($ in millions).

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Mina Pacheco Nazemi	0	$0	13	$943	8	$4,863
Antonio Cruz	0	$0	0	$0	0	$0
J.R. Keeve	0	$0	0	$0	1	$110

Compensation:

The discussion below describes the portfolio managers’ compensation as of March 31, 2023.

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

Ownership of Securities:

As of March 31, 2023, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Private Equity Opportunities and Commitments Fund

By (Signature and Title)	/s/ Mina Pacheco Nazemi
Mina Pacheco Nazemi, President and Principal Executive Officer

Date	6/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mina Pacheco Nazemi
Mina Pacheco Nazemi, President and Principal Executive Officer

Date	6/8/2023

By (Signature and Title)	/s/ James Cochrane
James Cochrane, Chief Financial Officer and Principal Financial Officer

Date	6/8/2023